EXHIBIT 10.1
FIFTH AMENDMENT TO CREDIT AGREEMENT
     THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 7, 2006, among PMC COMMERCIAL TRUST, a real estate investment trust organized under the laws of the State of Texas (“Borrower”), certain Lenders, and JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A. (Main Office Chicago)) (“Administrative Agent”).
PRELIMINARY STATEMENT:
     Borrower, Administrative Agent and Lenders are party to that certain Credit Agreement, dated as of February 29, 2004 (as amended by that certain First Amendment to Credit Agreement, dated as of March 15, 2004, by that certain Second Amendment to Credit Agreement, dated as of December 29, 2004, by that certain Third Amendment to Credit Agreement, dated as of February 7, 2005 and by that certain Fourth Amendment dated as of December 28, 2005, and as further renewed, extended, waived, consented to, or amended and restated, the “Credit Agreement”), pursuant to which the Lenders have made and may hereafter make loans to Borrower. The parties hereto have agreed to amend the Credit Agreement as described herein.
     Accordingly, for adequate and sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and Lenders agree as follows:
     1. Defined Terms; References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to “Sections,” “Schedules” and “Exhibits” are to sections, schedules and exhibits to the Credit Agreement.
     2. Amendments.
(a) The defined term “Stated Termination Date” in Section 1.1 of the Credit Agreement is amended in its entirety as follows:
“Stated Termination Date” means December 31, 2007.
     3. Conditions Precedent. Notwithstanding any contrary provisions, the foregoing paragraphs in this Amendment are not effective unless and until (a) the representations and warranties in this Amendment are true and correct, (b) Administrative Agent receives counterparts of this Amendment executed by each party named below, and (c) December 31, 2006.
     4. Ratifications. This Amendment modifies and supersedes all inconsistent terms and provisions of the Credit Documents, and except as expressly modified and superseded by this Amendment, the Credit Documents are ratified and confirmed and continue in full force and effect. Borrower, Administrative Agent and Lenders agree that the Credit Documents, as amended by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.
     5. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders that (a) this Amendment and any Credit Documents to be delivered under this Amendment have been duly executed and delivered by Borrower, (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment and any Credit Document to be delivered under this Amendment, (c) this Amendment and any Credit Documents to be delivered under this Amendment are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by any applicable Debtor Relief Laws, (d) the execution, delivery and performance by Borrower of this Amendment and any Credit Documents to be delivered under this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirements, agreements or understandings to which Borrower is a party or by which Borrower is bound, (e) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Credit Document are true and correct in all material respects as of the date of this Amendment, and (f) as of the date of this Amendment, no Event of Default or Potential Default exists or is imminent.
     6. References. All references in the Credit Documents to the “Credit Agreement” refer to the Credit Agreement as amended by this Amendment. This Amendment is a “Credit Document” referred to in the Credit Agreement and the provisions relating to Credit Documents in the Credit Agreement are incorporated by reference, the same as if set forth verbatim in this Amendment.
     7. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.
     8. Parties Bound. This Amendment binds and inures to the benefit of Borrower, Administrative Agent and each Lender, and, subject to Section 13 of the Credit Agreement, their respective successors and assigns.
     9. Entirety. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES FOR THE TRANSACTIONS THEREIN, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first stated above.

JPMORGAN CHASE BANK, N.A.
as Administrative Agent, Bank One and a Lender

By:	/s/ Bradley C. Peters
Name: Bradley C. Peters
Title: Senior Vice President

PMC COMMERCIAL TRUST,
as Borrower

By:	/s/ Jan F. Salit
Name: Jan F. Salit
Title: Executive Vice President

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